PAINEWEBBER BALANCED FUND                                        ANNUAL REPORT


PERFORMANCE AT A GLANCE
------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in PaineWebber Balanced Fund
(B), the S&P 500 Index and the Lehman Brothers Intermediate Treasury Bond
Index.

The graph depicts the performance of PaineWebber Balanced Fund (B) versus the S&P 500 Index and the Lehman Brothers Intermediate Treasury Bond Index. It is important to note PaineWebber Balanced Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                                   [CHART]

                        PaineWebber        Lehman Brothers       S&P 500
                      Balanced Fund (B)  Treasury Bond Index      Index
                      ----------------   -------------------     -------
            12/12/86       976                  1002                 974
             2/28/87      1040                  1016                1149
                           984                   994                1182
             8/31/87       988                  1005                1353
                           963                  1028                 953
             2/29/88      1084                  1075                1118
                          1037                  1064                1105
             8/31/88      1056                  1079                1112
                          1092                  1104                1175
             2/28/89      1114                  1111                1251
                          1160                  1161                1400
             8/31/89      1206                  1198                1548
                          1215                  1241                1536
             2/28/90      1198                  1242                1486
                          1231                  1266                1633
             8/31/90      1194                  1295                1470
                          1219                  1345                1483
             2/28/91      1321                  1386                1704
                          1359                  1416                1825
             8/31/91      1380                  1460                1865
                          1347                  1519                1784
             2/29/92      1470                  1546                1976
                          1474                  1577                2004
             8/31/92      1485                  1647                2013
                          1527                  1643                2113
             2/28/93      1568                  1720                2186
                          1567                  1735                2237
             8/31/93      1664                  1790                2319
                          1703                  1793                2326
             2/28/94      1781                  1793                2368
                          1624                  1757                2332
             8/31/94      1670                  1785                2445
                          1582                  1763                2350
             2/28/95      1674                  1832                2542
                          1783                  1916                2802
             8/31/95      1886                  1945                2969
                          1957                  2004                3219
             2/29/96      2043                  2019                3424
                          2062                  2003                3598
             8/31/96      2044                  2032                3525
                          2258                  2117                4115
             2/28/97      2315                  2118                4319
                          2444                  2146                4657
             8/31/97      2671                  2196                4957
                          2756                  2250                5288
             2/28/98      2991                  2296                5830
                          3082                  2330                6085
             8/31/98      2796                  2399                5360


Past performance is not predictive of future performance.
The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL TOTAL RETURN


                                                 Five       Ten    Commencement
                                       One Year  Years     Years  of Operations
                                        Ended    Ended     Ended     Through
                                       8/31/98  8/31/98   8/31/98    8/31/98+

% Return Without Deducting  Class A*     4.69%   10.93%      NA      11.23%
      Maximum Sales Charge  Class B**    3.87%   10.12%    10.22%     9.16%
                            Class C***   3.89%   10.11%      NA      10.42%


  % Return After Deducting  Class A*    -0.03%    9.92%      NA      10.52%
      Maximum Sales Charge  Class B**   -0.64%    9.86%    10.22%     9.16%
                            Class C***   2.99%   10.11%      NA      10.42%


* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations dates are July 1, 1991, December 12, 1986 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to certain eligible investors, including participants in certain investment programs sponsored by PaineWebber that may invest in PaineWebber mutual funds. Since inception on March 26, 1998 to August 31, 1998, Class Y shares have lost 9.41%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represent past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT


                                                              October 19, 1998

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Balanced Fund (the "Fund") for the fiscal year ended August 31, 1998.

GENERAL MARKET OVERVIEW
------------------------------------------------------------------------------

The Fund's fiscal year ended on a tumultuous note as investors reacted to global uncertainty by pulling money out of the stock market. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial stocks as investors backed away from credit-quality and liquidity problems. Weakness in global markets also hurt economically sensitive companies in the United States as concern spread about a potential pullback of consumer spending. Larger-capitalization stocks held up better than mid- or small-caps, though some of the larger stocks were affected as well. As stocks became more volatile, investors shifted some of their assets into bonds, causing yields to fall and prices to rise.


PORTFOLIO REVIEW
------------------------------------------------------------------------------

PERFORMANCE

The Fund's total return (the net asset value change with dividends reinvested) for the fiscal year ended August 31, 1998, without deducting sales charges, was 4.69% for Class A shares, 3.87% for Class B shares and 3.89% for Class C shares. From their inception on March 26, 1998 through August 31, 1998, Class Y shares lost 9.41%.

The Fund's total return may be lower for shareowners that purchased or redeemed Fund shares during the period. After deducting the maximum applicable sales charges, Class A shares lost 0.03%, Class B shares lost 0.64% and Class C shares gained 2.99%. Class Y shares are not subject to sales charges.

PORTFOLIO HIGHLIGHTS

The Fund employs a disciplined, model-based approach to calculate expected returns for U.S. stocks, bonds and cash. Based on consensus expectations for key economic variables such as interest rates, profit growth and inflation, as well as fundamental valuation techniques, the Fund seeks to determine whether the expected return from stocks is sufficient to offset the additional risk when compared to bonds and "risk-free" cash investments (the one-year U.S. Treasury bill). Fund assets are allocated according to the model, with a minimum of 25% of net assets in bonds or cash at all times.

The Fund began the fiscal year at its normal allocation


1 All weightings in this letter represent percentages of Fund portfolio assets. The Fund is actively managed and all weightings are subject to change.

--------------------------------------------------------------------------------

PAINEWEBBER
BALANCED
FUND

Asset Allocations

February 28, 1998(1)

  [PIE CHART]

Stocks   67.7%
Bonds    25.1%
Cash      7.2%

August 31, 1998(1)

  [PIE CHART]

Stocks   48.7%
Bonds    42.6%
Cash      8.7%

PAINEWEBBER BALANCED FUND                                         ANNUAL REPORT

of 60% stocks, 35% bonds and 5% cash. This reflected our view that both stocks and bonds had moved closer to fair value, and that the excess returns over cash were in line with historical norms. When the outlook for stocks improved in November, we shifted the Fund to 70% stocks, 25% bonds and 5% cash.

Expected returns for stocks declined in April, and we accordingly reduced the Fund's stock allocation to 55% and increased bonds to 40%. Expectations for stocks continued to fall in May, prompting another reduction in the stock allocation to 50% and another increase in bonds to 45%.

At the end of August, our monthly survey indicated an improvement in the outlook for stocks and a decline in the outlook for bonds. This improvement prompted us to switch portfolio allocations for September -- to increase stocks to 65% of net assets, to decrease bonds to 35% and to eliminate the cash position.

The Fund's holdings in financial services stocks made the most positive contribution over the first six months but lost ground in July and August. Consumer cyclical stocks turned in the best performance over the last six months of the fiscal year. The Fund's holdings included Maytag (0.8%),(1) a beneficiary of the surge in mortgage refinancing, and specialty retailer Office Depot Inc. (0.5%). The largest holding was Quaker Oats (1.2%), a defensive investment in the consumer nondurables sector.


TOP FIVE EQUITY SECTORS(1)

                                            2/28/98                 8/31/98
------------------------------------------------------------------------------
           Financial Services                16.8%                   12.0%
           Consumer Cyclical                 13.7                    11.1
           Technology                         8.4                     4.8
           Capital Goods                      6.3                     --
           Healthcare                         5.9                     4.8
           Utilities                          --                      3.5
------------------------------------------------------------------------------
           Total                             51.1%                   36.2%


Within the Fund's bond component, the corporate weighting increased the most significantly since the last report (see table below).

BOND ALLOCATIONS(1)

                                            2/28/98                 8/31/98
------------------------------------------------------------------------------
           U.S. Gov't & Agency               11.5%                   20.9%
           Corporate                          6.6                    13.1
           Mortgage Backed                    5.8                     7.8
           Convertible                        1.2                     0.8
------------------------------------------------------------------------------
           Total                             25.1%                   42.6%


--------------------------------------------------------------------------------

PAINEWEBBER
BALANCED
FUND

Top 10 Stock Holdings
August 31, 1998(1)


Quaker Oats Co.                 1.2%
The Chase Manahattan Corp.      1.1%
Federal Mogul Financing Trust   0.9%
Tyco International Ltd.         0.9%
Cisco Systems, Inc.             0.8%
American General Corp.          0.8%
Schering-Plough Corp.           0.8%
TJX Companies, Inc.             0.8%
American Home Products Corp.    0.8%
Maytag Corp.                    0.8%

ANNUAL REPORT

OUTLOOK
------------------------------------------------------------------------------

[ARROW] As we enter the next reporting period, key economic indicators are showing declines -- GDP growth, inflation, corporate profits and long- and short-term interest rates. The outlook for interest rates now clearly shows a consensus expectation for easier monetary policy down the road. In addition, the level of expected earnings-per-share for the S&P 500 over the next four quarters has fallen. As yet, these declines are not sufficient to warrant a reduction in our equity allocation.

Looking ahead to the next six months, consumer cyclicals and technology remain the Fund's largest stock weightings, though both have been reduced. We have increased the Fund's stock weightings in utilities and foods -- two of the more defensive categories -- to help preserve value in a turbulent market.

Despite these more defensive allocations, we do not believe a recession is imminent. Rather, our view is that current economic conditions -- slow growth, low inflation and low interest rates -- will continue into 1999. It is difficult to predict what will happen to stock prices given their current volatility, but we look for slower, steadier growth after the markets stabilize.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly Fund Profile on PaineWebber Balanced Fund or another fund in the PaineWebber Family of Funds(2), please contact your investment executive.

Sincerely,

/s/ MARGO ALEXANDER                           /s/ MARK A. TINCHER

MARGO ALEXANDER                               MARK A. TINCHER
President,                                    Managing Director and
Mitchell Hutchins Asset                       Chief Investment Officer--
Management Inc.                               Equities
                                              Mitchell Hutchins Asset
                                              Management Inc.


/s/ T. KIRKHAM BARNEBY                        /s/ DENNIS L. McCAULEY

T. KIRKHAM BARNEBY                            DENNIS L. McCAULEY
Managing Director and                         Managing Director and
Chief Investment Officer--                    Chief Investment Officer--
Quantitative Investments                      Fixed Income
Mitchell Hutchins Asset                       Mitchell Hutchins Asset
Management Inc.                               Management Inc.


/s/ SUSAN P. RYAN

SUSAN P. RYAN
Senior Vice President
Mitchell Hutchins Asset
Management Inc.


2 Mutual Funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

--------------------------------------------------------------------------------

PAINEWEBBER
BALANCED FUND
PROFILE

[ARROW] Goal:
        High total return with
        low volatility

[ARROW] Portfolio Managers:
        Kirk Barneby,
        Asset Allocator
        Dennis McCauley,
        Fixed Income Sector
        Mark Tincher,
        Equity Sector
        Susan Ryan,
        Money Market Sector
        Mitchell Hutchins Asset
        Management Inc.

[ARROW] Total Net Assets:
        $223.5 million as of
        August 31, 1998

[ARROW] Dividend Payments:
        Semiannually

PAINEWEBBER BALANCED FUND

PERFORMANCE RESULTS (unaudited)

                                          Net Asset Value                              Total Return(1)
                             -----------------------------------------      ----------------------------------
                                                                               12 Months            6 months
                             08/31/98        02/28/98         08/31/97      Ended 08/31/98       Ended 08/31/98
--------------------------------------------------------------------------------------------------------------
Class A Shares                $11.27           $12.15          $12.50            4.69%                (6.54)%
--------------------------------------------------------------------------------------------------------------
Class B Shares                 11.48            12.39           12.70            3.87                 (6.91)
--------------------------------------------------------------------------------------------------------------
Class C Shares                 11.28            12.18           12.52            3.89                 (6.90)
--------------------------------------------------------------------------------------------------------------


Performance Summary Class A Shares

                                  Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning        Ending         Distributed        Paid                 Return(1)
--------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91             $10.09           $11.02           --             $0.2293                11.53%
--------------------------------------------------------------------------------------------------------------
1992                           11.02            11.24           --              0.3414                 5.18
--------------------------------------------------------------------------------------------------------------
1993                           11.24            11.94          $0.7771          0.2510                15.63
--------------------------------------------------------------------------------------------------------------
1994                           11.94             9.32           1.2011          0.2311                (9.88)
--------------------------------------------------------------------------------------------------------------
1995                            9.32            10.41           0.7468          0.3100                23.13
--------------------------------------------------------------------------------------------------------------
1996                           10.41            10.61           1.0303          0.2516                14.74
--------------------------------------------------------------------------------------------------------------
1997                           10.61            11.38           1.5503          0.2205                24.57
--------------------------------------------------------------------------------------------------------------
01/01/98-08/31/98              11.38            11.27           --              0.0935                (0.22)
--------------------------------------------------------------------------------------------------------------
                                                    Totals:    $5.3056         $1.9284
--------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 08/31/98:  114.68%
--------------------------------------------------------------------------------------------------------------


Performance Summary Class B Shares

                                  Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning        Ending         Distributed        Paid                 Return(1)
--------------------------------------------------------------------------------------------------------------
12/12/86-12/31/86             $10.00            $9.76           --                --                  (2.40)%
--------------------------------------------------------------------------------------------------------------
1987                            9.76             9.27          $0.1687         $0.4407                 1.21
--------------------------------------------------------------------------------------------------------------
1988                            9.27             9.79           --              0.5225                11.34
--------------------------------------------------------------------------------------------------------------
1989                            9.79            10.03           0.1286          0.6768                10.84
--------------------------------------------------------------------------------------------------------------
1990                           10.03             9.60           0.0021          0.6200                 1.95
--------------------------------------------------------------------------------------------------------------
1991                            9.60            11.01           --              0.3478                18.52
--------------------------------------------------------------------------------------------------------------
1992                           11.01            11.28           --              0.2146                 4.46
--------------------------------------------------------------------------------------------------------------
1993                           11.28            12.02           0.7771          0.1173                14.66
--------------------------------------------------------------------------------------------------------------
1994                           12.02             9.43           1.2011          0.1189               (10.51)
--------------------------------------------------------------------------------------------------------------
1995                            9.43            10.57           0.7468          0.2049                22.23
--------------------------------------------------------------------------------------------------------------
1996                           10.57            10.79           1.0303          0.1632                13.81
--------------------------------------------------------------------------------------------------------------
1997                           10.79            11.61           1.5503          0.1213                23.63
--------------------------------------------------------------------------------------------------------------
01/01/98-08/31/98              11.61            11.48           --              0.0591                (0.66)
--------------------------------------------------------------------------------------------------------------
                                                   Totals:     $5.6050         $3.6071
--------------------------------------------------------------------------------------------------------------
                                                            Cumulative Total Return as of 08/31/98:  179.61%
--------------------------------------------------------------------------------------------------------------


Performance Summary Class C Shares

                                  Net Asset Value
                             ------------------------       Capital Gains     Dividends               Total
Period Covered               Beginning        Ending         Distributed        Paid                 Return(1)
--------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92             $10.86           $11.25           --             $0.1619                 5.08%
--------------------------------------------------------------------------------------------------------------
1993                           11.25            11.94          $0.7771          0.1728                14.79
--------------------------------------------------------------------------------------------------------------
1994                           11.94             9.35           1.2011          0.1313               (10.48)
--------------------------------------------------------------------------------------------------------------
1995                            9.35            10.45           0.7468          0.2188                22.15
--------------------------------------------------------------------------------------------------------------
1996                           10.45            10.65           1.0303          0.1708                13.86
--------------------------------------------------------------------------------------------------------------
1997                           10.65            11.42           1.5503          0.1343                23.61
--------------------------------------------------------------------------------------------------------------
01/01/98-08/31/98              11.42            11.28           --              0.0653                (0.71)
--------------------------------------------------------------------------------------------------------------
                                                   Totals:     $5.3056         $1.0552
--------------------------------------------------------------------------------------------------------------
                                                             Cumulative Total Return as of 08/31/98:  84.33%
--------------------------------------------------------------------------------------------------------------


(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. Since inception, March 26, 1998 through August 31, 1998, Class Y shares had a cumulative total return of (9.41)%. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER BALANCED FUND

PORTFOLIO OF INVESTMENTS                                         AUGUST 31, 1998


Number of
 Shares                                       Value
 ------                                       -----

COMMON STOCKS--48.32%

Agriculture, Food & Beverage--1.27%
  53,600     Quaker Oats Co. .............. $2,847,500
                                            ----------

Airlines--1.66%
  11,400     Alaska Air Group Inc.* .......    443,887
  24,200     AMR Corp.* ...................  1,318,900
  11,600     UAL Corp.* ...................    699,625
  21,400     US Airways Group, Inc.* ......  1,246,550
                                            ----------
                                             3,708,962
                                            ----------

Apparel, Retail--0.83%
  83,000     TJX Companies, Inc. ..........  1,851,937
                                            ----------

Apparel, Textiles--0.32%
  24,400     Westpoint Stevens Inc.* ......    722,850
                                            ----------

Banks--2.03%
  19,900     BankAmerica Corp. ............  1,274,844
  30,600     BB & T Corp. .................    862,537
  45,200     The Chase Manhattan Corp. ....  2,395,600
                                            ----------
                                             4,532,981
                                            ----------

Computer Hardware--1.90%
  23,500     Cisco Systems, Inc.* .........  1,924,063
  49,500     Compaq Computer Corp. ........  1,382,906
   9,500     Dell Computer Corp.* .........    950,000
                                            ----------
                                             4,256,969
                                            ----------

Computer Software--1.67%
   9,300     BMC Software Inc.* ...........    393,506
  47,800     Cadence Design Systems Inc.* .  1,009,775
   9,300     Compuware Corp.* .............    422,569
  20,600     Networks Associates Inc.* ....    664,350
  16,000     Peoplesoft Inc.* .............    450,000
  38,400     Sterling Software Inc.* ......    789,600
                                            ----------
                                             3,729,800
                                            ----------

Construction--0.98%
   9,600     Chelsea GCA Realty Inc. ......    331,200
  21,800     Crescent Real Estate
               Equities ...................    501,400
  20,200     Equity Residential
               Properties Trust ...........    806,737
  19,500     Lafarge Corp. ................    556,969
                                            ----------
                                             2,196,306
                                            ----------

Consumer Durables--1.42%
  29,200     Furniture Brands
               International Inc.* ........ $  653,350
  13,600     Hon Industries, Inc. .........    292,400
  34,800     Interface, Inc. ..............    426,300
  42,000     Maytag Corp. .................  1,811,250
                                            ----------
                                            $3,183,300
                                            ----------

Defense/Aerospace--1.53%
  22,700     Allied-Signal, Inc. ..........    778,894
  13,100     Boeing Co. ...................    405,281
  28,700     Cordant Technologies Inc. ....  1,022,438
   9,200     Lockheed Martin Corp. ........    804,425
  10,700     Precision Castparts Corp. ....    403,256
                                            ----------
                                             3,414,294
                                            ----------

Diversified Retail--2.08%
  34,300     Dayton Hudson Corp. ..........  1,234,800
  20,000     Family Dollar Stores Inc. ....    253,750
  29,300     Federated Department
                Stores, Inc.* .............  1,276,381
  35,000     Fred Meyer Inc.*(1) ..........  1,375,938
  20,300     Proffitts Inc.* ..............    517,650
                                            ----------
                                             4,658,519
                                            ----------

Drugs & Medicine--3.34%
  36,300     American Home Products Corp. .  1,819,537
  17,450     Amerisource Health Corp.* ....    821,241
  20,100     Biogen Inc.* .................    929,625
  21,700     Schering-Plough Corp. ........  1,866,200
  11,500     Warner Lambert Co. ...........    750,375
  28,500     Watson Pharmaceuticals Inc.* .  1,284,281
                                            ----------
                                             7,471,259
                                            ----------

Electric Utilities--1.20%
  16,000     AES Corp.* ...................    436,000
  14,300     Consolidated Edison Co. of
               New York Inc. ..............    676,569
  20,100     Energy East Corp. ............    904,500
  19,200     Utilicorp United Inc. ........    661,200
                                            ----------
                                             2,678,269
                                            ----------

Electrical Equipment--0.51%
  10,700     Honeywell Inc. ...............    668,750
  20,700     SCI Systems Inc.* ............    474,806
                                            ----------
                                             1,143,556
                                            ----------

PAINEWEBBER BALANCED FUND


Number of
 Shares                                       Value
 ------                                       -----

COMMON STOCKS--(continued)

Energy Reserves & Production--0.66%
  16,000     Amoco Corp. .................. $ 725,000
  10,200     British Petroleum, plc, ADR ..   745,875
                                           ----------
                                            1,470,875
                                           ----------

Environmental Services--0.34%
  17,300     Waste Management Inc. ........   763,363
                                           ----------

Financial Services--2.08%
  16,300     American Express Co. ......... 1,271,400
  29,100     American General Corp. ....... 1,869,675
  13,900     C.I.T. Group Inc.* ...........   357,056
  19,800     Morgan Stanley Dean
               Witter & Co. ............... 1,149,638
                                           ----------
                                            4,647,769
                                           ----------

Forest Products, Paper--0.64%
  30,900     Fort James Corp. .............   899,962
   9,000     United Stationers Inc.* ......   533,250
                                           ----------
                                            1,433,212
                                           ----------

Food Retail--0.27%
  15,300     Safeway Inc.* ................   602,438
                                           ----------

Freight, Air, Sea & Land--0.24%
  27,700     Airbourne Freight Corp. ......   540,150
                                           ----------

Gas Utility--0.30%
  13,350     Columbia Energy Group ........   664,163
                                           ----------

Household Products--0.23%
  25,000     Viad Corp. ...................   518,750
                                           ----------

Industrial Parts--2.46%
  11,000     American Standard Companies
               Inc.* ......................   430,375
  20,700     Black & Decker Corp. .........   861,638
  17,000     Crane Co. ....................   684,250
  34,500     Ingersoll Rand Co. ........... 1,371,375
  18,800     Parker-Hannifin Corp. ........   545,200
  22,100     United Technologies Corp. .... 1,603,631
                                           ----------
                                            5,496,469
                                           ----------

Industrial Services/Supplies--0.87%
  35,100     Tyco International Ltd. ...... 1,948,050
                                           ----------

Information & Computer Services--0.24%
  17,900     Valassis Communications
               Inc.* ......................   533,644
                                           ----------

Life Insurance--1.36%
  24,000     Conseco Inc. ................. $ 663,000
  27,300     Protective Life Corp. ........   842,888
  32,300     Reliastar Financial Corp. .... 1,267,775
   4,300     SunAmerica Inc. ..............   266,331
                                           ----------
                                            3,039,994
                                           ----------

Long Distance & Phone Companies--2.07%
  25,200     Bell Atlantic Corp. .......... 1,111,950
  25,000     Bell South Corp. ............. 1,714,062
  20,000     GTE Corp. .................... 1,000,000
  19,300     WorldCom Inc.* ...............   790,094
                                           ----------
                                            4,616,106
                                           ----------

Manufacturing--General--0.60%
  10,900     LucasVarity plc* .............   382,862
  57,200     Mettler Toledo International
               Inc.* ......................   965,250
                                           ----------
                                            1,348,112
                                           ----------

Manufacturing--High Technology--0.38%
  20,000     Johnson Controls Inc. ........   856,250
                                           ----------

Media--0.04%
   2,900     Young & Rubicam Inc.* ........    88,631
                                           ----------

Medical Providers--1.59%
  52,200     HEALTHSOUTH Corp.* ...........   988,537
  23,000     Lincare Holdings Inc.* .......   780,563
  33,600     Tenet Healthcare Corp.* ......   867,300
  17,000     Wellpoint Health Networks
               Inc. .......................   907,375
                                           ----------
                                            3,543,775
                                           ----------

Mining & Metals--0.76%
  22,100     Martin Marietta Inc. .........   942,012
  53,500     Wyman Gordon Co.* ............   749,000
                                           ----------
                                            1,691,012
                                           ----------

Motor Vehicles--1.69%
  16,200     Borg Warner Automotive Inc. ..   656,100
  33,000     Chrysler Corp. ............... 1,472,625
  14,600     Lear Corp.* ..................   592,212
  21,000     SPX Corp.(1) ................. 1,044,750
                                           ----------
                                            3,765,687
                                           ----------

Oil Refining--0.36%
  31,200     Coastal Corp. ................   811,200
                                           ----------

PAINEWEBBER BALANCED FUND


Number of
 Shares                                       Value
 ------                                       -----

COMMON STOCKS--(concluded)

Oil Services--0.43%
   9,800     Ensco International Inc. ..... $ 102,900
  11,700     EVI Weatherford Inc. .........   178,425
   1,400     Halliburton Co. ..............    37,188
  14,500     Schlumberger Ltd. ............   635,281
                                           ----------
                                              953,794
                                           ----------

Other Insurance--3.74%
  45,800     ACE Ltd. ..................... 1,328,200
  32,600     Allstate Corp. ............... 1,222,500
  13,900     Ambac Inc. ...................   655,906
  13,125     American International Group
                Inc. ...................... 1,014,727
   5,200     CIGNA Corp. ..................   302,575
  19,400     Everest Reinsurance Holdings
                Inc. ......................   679,000
  13,700     Exel Ltd. ....................   915,331
  13,000     Fremont General Corp. ........   555,750
   8,600     Loews Corp. ..................   725,625
  32,550     Old Republic International
                Corp. .....................   726,272
   6,555     Orion Capital Corp. ..........   244,174
                                           ----------
                                            8,370,060
                                           ----------

Publishing--0.70%
  19,500     Meredith Corp. ...............   654,469
  31,200     New York Times Co., Class A ..   904,800
                                           ----------
                                            1,559,269
                                           ----------

Railroads--0.31%
  23,200     Trinity Industries Inc. ......   701,800
                                           ----------

Securities & Asset Management--0.28%
  14,199     Travelers Group Inc. .........   630,081
                                           ----------

Semiconductor--0.76%
  43,000     Applied Materials, Inc.* ..... 1,056,187
  16,000     Uniphase Corp.* ..............   639,000
                                           ----------
                                            1,695,187
                                           ----------

Specialty Retail--2.69%
  17,100     99 Cents Only Stores ......... $ 600,637
  37,000     Claire's Stores Inc. .........   555,000
  43,225     Dollar General Corp.(1) ...... 1,161,672
  45,100     Office Depot Inc.*(1) ........ 1,150,050
  34,600     Staples, Inc.*(1) ............   938,525
  42,500     Williams Sonoma Inc. ......... 1,083,750
  22,500     Zale Corp.* ..................   517,500
                                           ----------
                                            6,007,134
                                           ----------

Thrift--1.21%
  33,475     Ahmanson, H F & Co. .......... 1,784,636
  24,000     Dime Bancorp Inc. ............   456,000
  18,400     Greenpoint Financial Corp. ...   463,450
                                           ----------
                                            2,704,086
                                           ----------

Tobacco--0.28%
  15,100     Phillip Morris Companies
                Inc. ......................   627,594
                                           ----------
Total Common Stocks
(cost--$103,088,847) .................... 108,025,157
                                          -----------

PREFERRED STOCK--1.58%

Industrial Parts--0.94%
  34,000     Federal Mogul Financing
                Trust+ .................... 2,095,250
                                           ----------

Thrift--0.64%
  11,500     Tosco Financing Trust+ .......   516,063
  22,500     TXI Capital Trust I ..........   911,250
                                           ----------
                                            1,427,313
                                           ----------
Total Preferred Stock (cost--$3,400,000)... 3,522,563
                                           ----------

PAINEWEBBER BALANCED FUND


Principal
  Amount                                                              Maturity        Interest
  (000)                                                                Dates           Rates           Value
---------                                                             --------         ------        ----------

CORPORATE BONDS--13.40%

Broker/Dealer--1.64%
$  1,100    Lehman Brothers Holdings Inc. ........................    09/15/03          7.125%       $1,144,144
   2,500    Merrill Lynch & Company Inc. .........................    02/12/03          6.000         2,521,400
                                                                                                     ----------
                                                                                                      3,665,544
                                                                                                     ----------

Cable--1.14%
   2,500    TCI Communications Inc. ..............................    05/01/03          6.375         2,541,030
                                                                                                     ----------

Electronics--1.05%
   2,300    Sony Corp. ...........................................    03/04/03          6.125         2,339,866
                                                                                                     ----------

Financial Services--1.07%
   2,400    General Motors Acceptance Corp. ......................    01/22/03          5.875         2,402,597
                                                                                                     ----------

Industrial Services/Supplies--1.68%
   1,930    Tyco International Group S A .........................    06/15/01          6.125         1,941,279
   1,800    Waste Management Inc. ................................    07/15/01          6.125         1,814,150
                                                                                                     ----------
                                                                                                      3,755,429
                                                                                                     ----------

Insurance--2.48%
   1,200    American Re Corp. ....................................    12/15/26          7.450         1,341,425
     425    Berkley (W.R.) Capital Trust .........................    12/15/45          8.197           448,759
     700    Equitable Life Assurance Society, USA+ ...............    12/01/05          6.950           730,067
   1,300    Loews Corp. ..........................................    12/15/06          6.750         1,346,846
   1,000    Lumbermans Mutual Casualty Co.+ ......................    07/01/26          9.150         1,214,616
     425    Provident Companies, Inc. ............................    03/15/38          7.405           441,503
                                                                                                     ----------
                                                                                                      5,523,216
                                                                                                     ----------

Leisure--0.36%
     770    Royal Caribbean Cruises Ltd. .........................    10/15/27          7.500           814,504
                                                                                                     ----------

Media--1.09%
   2,200    News America Holdings Inc. ...........................    10/17/96          8.250         2,437,387
                                                                                                     ----------

Oil Services--0.45%
   1,000    Occidental Petroleum Corp. ...........................    04/01/03          6.400         1,018,142
                                                                                                     ----------

Telephone--0.72%
   1,600    US West Capital Funding Inc. .........................    07/15/08          6.375         1,613,024
                                                                                                     ----------

Tobacco--0.41%
     850    Phillip Morris Companies Inc. ........................    01/15/27          7.750           922,268
                                                                                                     ----------

Yankee Bonds--1.31%
   1,370    ABN Amro Bank ........................................    12/01/26          7.300         1,409,022
   1,495    Canadian Imperial Bank Commerce ......................    08/01/00          6.200         1,510,951
                                                                                                     ----------
                                                                                                      2,919,973
                                                                                                     ----------
Total Corporate Bonds (cost--$29,024,435).........................                                   29,952,980
                                                                                                     ----------

PAINEWEBBER BALANCED FUND


Principal
  Amount                                                              Maturity        Interest
  (000)                                                                Dates           Rates           Value
---------                                                             --------         ------        ----------

CONVERTIBLE BONDS--0.86%

Medical Providers--0.47%
$  1,000    Omnicare Inc.+ ..................................         12/01/07          5.000%       $1,057,500
                                                                                                     ----------

Specialty Retail--0.39%
     500    Home Depot Inc. .................................         10/01/01          3.250           869,375
                                                                                                     ----------
Total Convertible Bonds (cost--$1,500,000) ..................                                         1,926,875
                                                                                                     ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--21.39%

   1,145    Federal Home Loan Mortgage Corp. ................         03/18/08          6.220         1,162,735
   9,905    Federal National Mortgage Association MTN .......  07/07/00 to 11/21/07 5.700 to 6.550    9,998,600
    2570    International Bank for Reconstruction
               & Development ................................         03/17/03          5.625         2,599,252
  11,056    U.S. Treasury Bonds .............................         02/15/21          7.875        14,473,001
  18,036    U.S. Treasury Notes(1)++ ........................  02/29/00 to 08/15/07 5.500 to 7.875   19,575,771
                                                                                                     ----------
Total U.S. Government and Agency Obligations
(cost--$46,703,494) .........................................                                        47,809,359
                                                                                                     ----------

MORTGAGE BACKED SECURITIES--8.01%

Collateralized Mortgage Obligation--2.34%
     645    Amresco Commercial Mortgage
            Funding I Corp., Series 1997-C1, Class A1 .......         06/17/29          6.730           667,480
       4    CS First Boston Mortgage
            Securities Corp., Series 1995-WF1, Class A1 .....         12/21/27          6.452             4,134
     383    CS First Boston Mortgage
            Securities Corp., Series 1997-2, Class A+ .......         06/01/20          7.500           396,532
     398    DLJ Mortgage Acceptance Corp.,
            Series 1997-CF1, Class A1A+ .....................         05/15/06          7.440           428,592
     401    FDIC REMIC, Series 1994-C1, Class 2A2 ...........         09/25/25          7.850           405,709
     385    FDIC REMIC, Series 1996-C1, Class 1A ............         05/25/26          6.750           394,771
     553    FNMA, Series 1996-M4, Class A ...................         03/17/17          7.750           572,116
     313    FNMA REMIC, Series 1996-M6, Class E .............         09/17/19          7.750           324,274
     563    GMAC Commercial Mortgage Security,
             Series 1996-C1, Class A2A ......................         09/01/98          6.790           580,868
     590    Merrill Lynch Mortgage Investments Inc.,
            Series 1996-C1, Class A1 ........................         04/25/28          7.150           613,862
     239    Morgan Stanley Capital I Inc.,
            Series 1997-C1, Class A1A .......................         02/15/20          6.850           241,719
     586    Morgan Stanley Capital I Inc.,
            Series 1997-WF1, Class A1+ ......................         10/15/06          6.830           610,525
                                                                                                     ----------
Total Collateralized Mortgage Obligation
(cost--$5,081,829) ..........................................                                         5,240,582
                                                                                                     ----------

PAINEWEBBER BALANCED FUND


Principal
  Amount                                                              Maturity        Interest
  (000)                                                                Dates           Rates           Value
---------                                                             --------         ------        ----------
MORTGAGED BACKED SECURITIES--(concluded)

Federal National Mortgage Association--4.10%
$  1,319    FNMA .............................................  01/01/26 to 02/01/26    7.500%       $1,354,866
   7,795    FNMA TBA .........................................           TBA            6.500         7,819,359
                                                                                                   ------------
Total Federal National Mortgage Association
(cost--$9,120,000) ...........................................                                        9,174,225
                                                                                                   ------------

Government National Mortgage Association--1.57%
   3,281    GNMA (cost--$3,458,442) ..........................         11/15/17         8.500         3,500,242
                                                                                                   ------------
Total Mortgage Backed Securities (cost--$17,660,271) .........                                       17,915,049
                                                                                                   ------------

  Number of                                                          Expiration
  Contracts                                                             Dates
  ---------                                                          ----------
OPTIONS--0.02%
      50    U.S. Treasury Bond Futures Calls, 130
               strike price* .................................        11/21/98                           53,125
      25    U.S. Treasury Bond Futures Puts, 116
               strike price* .................................        11/21/98                            1,172
                                                                                                   ------------
Total Options (cost--$23,888) ................................                                           54,297
                                                                                                   ------------

Principal
  Amount                                                              Maturity
  (000)                                                                Dates
---------                                                             --------
REPURCHASE AGREEMENTS--8.92%

$  9,929       Repurchase Agreement dated 8/31/98 with
               Dresdner Kleinwort Benson NA LLC,
               collateralized by $7,621,000 U.S. Treasury
               Bonds, 10.75% due 08/15/05
               (value--$10,128,309); proceeds: $9,930,578
               (cost--$9,929,000) ............................        09/01/98          5.72          9,929,000

  10,000       Repurchase Agreement dated 8/31/98 with Salomon
               Smith Barney Inc., collateralized by $9,736,000
               U.S. Treasury Notes, 6.625% due 7/31/01
               (value--$10,205,080); proceeds: $10,001,583
               (cost--$10,000,000) ...........................        09/01/98          5.70         10,000,000
                                                                                                   ------------
Total Repurchase Agreements (cost--$19,929,000) ..............                                       19,929,000
                                                                                                   ------------
Total Investments (cost--$221,329,935)--102.50% ..............                                      229,135,280
                                                                                                   ------------
Liabilities in excess of other assets--(2.50)% ...............                                       (5,591,874)
                                                                                                   ------------
Net Assets--100.00% ..........................................                                     $223,543,406
                                                                                                   ============


 Number of                                                                         Expiration        Unrealized
 Contracts                                                           Strike Price     Date         (Depreciation)
 ---------                                                           ------------     ----         --------------
WRITTEN OPTIONS

     50       U.S. Treasury Bond Futures Calls ...............           132       December 1998   $    (17,487)
                                                                                                   ============


--------
*    Non-Income producing security
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers
++ Security, or portion thereof, was pledged as collateral for written options transactions
ADR  American Depository Receipt
MTN  Medium Term Note
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximated (generally +/- 1.0%) principal amount and generally stated maturity date The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned
REMIC Real Estate Mortgage Investment Conduit
(1)  Security, or portion thereof, was on loan at August 31, 1998

                See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES                             AUGUST 31, 1998

Assets

Investments in securities, at value (cost--$221,329,935) .......................................     $229,135,280
Investment of cash collateral for securities loaned (cost--$14,144,000) ........................       14,144,000
Cash ...........................................................................................           55,483
Receivable for investments sold ................................................................        1,414,536
Dividends and interest receivable ..............................................................        1,102,257
Receivable for fund shares sold ................................................................          358,621
Other assets ...................................................................................           24,147
                                                                                                     ------------
Total assets ...................................................................................      246,234,324
                                                                                                     ------------

Liabilities

Collateral for securities loaned ...............................................................       14,144,000
Payable for investments purchased ..............................................................        7,876,571
Payable for fund shares repurchased ............................................................          200,849
Payable to affiliate ...........................................................................          233,591
Written options, at value (premium received--$12,982) ..........................................           30,469
Accrued expenses and other liabilities .........................................................          205,438
                                                                                                     ------------
Total liabilities ..............................................................................       22,690,918
                                                                                                     ------------

Net Assets

Capital Stock--$0.001 par value ................................................................      187,574,393
Undistributed net investment income ............................................................        1,143,945
Accumulated net realized gains from investment transactions ....................................       27,037,210
Net unrealized appreciation of investments and options .........................................        7,787,858
                                                                                                     ------------
Net assets .....................................................................................     $223,543,406
                                                                                                     ============


Class A:

Net assets .....................................................................................     $182,362,380
                                                                                                     ------------
Shares outstanding .............................................................................       16,179,292
                                                                                                     ------------
Net asset value and redemption value per share .................................................           $11.27
                                                                                                           ======
Maximum offering price per share (net asset value plus sales
  charge of 4.50% of offering price) ...........................................................           $11.80
                                                                                                           ======

Class B:

Net assets .....................................................................................      $26,424,907
                                                                                                     ------------
Shares outstanding .............................................................................        2,302,478
                                                                                                     ------------
Net asset value and offering price per share ...................................................           $11.48
                                                                                                           ======

Class C:

Net assets .....................................................................................      $14,581,262
                                                                                                     ------------
Shares outstanding .............................................................................        1,292,530
                                                                                                     ------------
Net asset value and offering price per share ...................................................           $11.28
                                                                                                           ======

Class Y:

Net assets .....................................................................................      $   174,857
                                                                                                     ------------
Shares outstanding .............................................................................           15,517
                                                                                                     ------------
Net asset value and offering price per share ...................................................           $11.27
                                                                                                           ======



                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED AUGUST 31, 1998

Investment income:

Interest ........................................................................................     $5,509,232
Dividends .......................................................................................      1,640,686
                                                                                                     -----------
 ................................................................................................      7,149,918
                                                                                                     -----------

Expenses:

Investment advisory and administration ..........................................................      1,709,264
Service fees--Class A ...........................................................................        480,384
Service and distribution fees--Class B ..........................................................        244,383
Service and distribution fees--Class C ..........................................................        112,695
Transfer agency and service .....................................................................        160,083
Custody and accounting ..........................................................................        138,882
Legal and audit .................................................................................         97,554
State registration ..............................................................................         79,900
Reports and notices to shareholders .............................................................         77,500
Directors fees and expenses .....................................................................         13,500
Other expenses ..................................................................................         32,181
                                                                                                     -----------
                                                                                                       3,146,326
                                                                                                     -----------
Net investment income ...........................................................................      4,003,592
                                                                                                     -----------

Realized and unrealized gains (losses) from investment activities:

Net realized gains from:
  Investment transactions .......................................................................     33,195,644
  Options and futures transactions ..............................................................         49,831
Net change in unrealized appreciation/depreciation of:
  Investments ...................................................................................    (29,063,888)
  Options .......................................................................................        (17,487)
                                                                                                     -----------

Net realized and unrealized gains from investment activities ....................................      4,164,100
                                                                                                     -----------
Net increase in net assets resulting from operations ............................................     $8,167,692
                                                                                                     ===========


                 See accompanying notes to financial statements

PAINEWEBBER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the Years Ended August 31,
                                                                                      ------------------------------
                                                                                           1998            1997
                                                                                      --------------  -------------
From operations:

Net investment income ...............................................................  $  4,003,592   $  3,699,369
Net realized gains from investment, option and futures transactions .................    33,245,475     20,411,884
Net change in unrealized appreciation/depreciation of investments and options .......   (29,081,375)    27,967,582
                                                                                       ------------   ------------
Net increase in net assets resulting from operations ................................     8,167,692     52,078,835
                                                                                       ------------   ------------

Dividends and distributions to shareholders from:

Net investment income--Class A ......................................................    (3,302,099)    (3,518,807)
Net investment income--Class B ......................................................      (237,412)      (292,933)
Net investment income--Class C ......................................................      (126,665)      (111,333)
Net investment income--Class Y ......................................................          (803)          --
Net realized gains from investment transactions--Class A ............................   (21,634,316)    (7,951,554)
Net realized gains from investment transactions--Class B ............................    (2,516,998)    (1,065,949)
Net realized gains from investment transactions--Class C ............................    (1,124,576)      (367,562)
                                                                                       ------------   ------------
Total dividends and distributions to shareholders ...................................   (28,942,869)   (13,308,138)
                                                                                       ------------   ------------

From capital stock transactions:

Net proceeds from sale of shares ....................................................    44,392,815      6,471,174
Cost of shares repurchased ..........................................................   (34,290,423)   (36,403,282)
Proceeds from dividends reinvested ..................................................    26,308,838     12,258,447
                                                                                       ------------   ------------
Net increase (decrease) in net assets from capital stock transactions ...............    36,411,230    (17,673,661)
                                                                                       ------------   ------------
Net increase in net assets ..........................................................    15,636,053     21,097,036

Net assets:

Beginning of year ...................................................................   207,907,353    186,810,317
                                                                                       ------------   ------------
End of year (including undistributed net investment income
  of $1,143,945 and $823,995, respectively) .........................................  $223,543,406   $207,907,353
                                                                                       ============   ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Master Series, Inc. ("Master Series") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company which currently offers two series of shares: PaineWebber Balanced Fund (the "Fund") and PaineWebber Money Market Fund. The financial statements for PaineWebber Money Market Fund are not included herein.

   The Fund offers Class A, Class B, Class C and Class Yshares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C each have exclusive voting rights with respect to their service and/or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser, administrator, and distributor of the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation. Where market quotations are readily available, debt securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins. When market quotations are not readily available, securites are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by, or under the direction of, the Master Series' Board of Directors. The amortized cost method of valuation is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board of Directors determines that this does not represent fair value.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Futures Contracts--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily uses financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

   Option Writing--When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTION ACTIVITY

   Transactions in options written for the year ended August 31, 1998 were as follows:

                                                                                Number of
                                                                                 Options       Premiums
                                                                                 -------       --------
         Options outstanding at August 31, 1997 ...............................     0        $       0
         Options written ......................................................   765        $ 261,425
         Options terminated in closing purchase transactions ..................  (520)       $(102,358)
         Options expired ......................................................  (195)       $(146,085)
                                                                                  ---        ---------
         Options outstanding at August 31, 1998 ...............................    50        $  12,982
                                                                                  ===        =========

INVESTMENT ADVISER AND ADMINISTRATOR

   The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                  Annual
         Average Daily Net Assets                                  Rate
         -------------------                                     -------
         Up to $500 million ...................................   0.750%
         In excess of $500 million up to $1.0 billion .........   0.725
         In excess of $1.0 billion up to $1.5 billion .........   0.700
         In excess of $1.5 billion up to $2.0 billion .........   0.675
         Over $2.0 billion ....................................   0.650

   At August 31, 1998, the Fund owed Mitchell Hutchins $152,951 in investment advisory and administration fees.

   For the year ended August 31, 1998, the Fund paid $1,038 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At August 31, 1998, the Fund owed Mitchell Hutchins $78,425 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended August 31, 1998, it received $399,026 in sales charges.

SECURITY LENDING

   The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued

NOTES TO FINANCIAL STATEMENTS

interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $28,144 as compensation from the Fund for the year ended August 31, 1998. At August 31, 1998, the Fund owed PaineWebber $2,215 in security lending fees.

   At August 31, 1998, the Fund's custodian held cash having an aggregate value of $14,144,000 as collateral for portfolio securities loaned having a market value of $13,551,917 which was invested as follows:

  Number of
 Shares/Par                                                             Value
 ----------                                                         ------------
  3,898,045  Liquid Assets Portfolio ............................   $  3,898,045
        745  Prime Portfolio ....................................            745
    245,210  TempFund Portfolio .................................        245,210
$10,000,000  Repurchase Agreement with SG Cowen Securities
             Corp dated 08/31/98, 5.75% due 09/01/98
              (collateralized by $6,211,000 U.S. Treasury
              Bonds, 11.25% due 02/15/15, value $10,201,568) ....     10,000,000
                                                                     -----------
             Total Investments of Cash Collateral for
             Securities Loaned (cost -- $14,144,000) ............    $14,144,000
                                                                     ===========

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 1998, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

   PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended August 31, 1998, PaineWebber received approximately 58% of the total service fees collected by PFPC, Inc.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at August 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

   At August 31, 1998, the components of net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost)            $ 18,403,936
      Gross depreciation (investments having an excess of cost over value)             (10,598,591)
                                                                                      ------------
      Net unrealized appreciation of investments                                      $  7,805,345
                                                                                      ============

   For the year ended August 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $416,579,718 and $408,688,316, respectively.

FEDERAL TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended August 31, 1998, undistributed net investment income was decreased by $16,663, accumulated net realized gains from investment transactions were increased by $17,953 and capital stock was decreased by $1,290.

CAPITAL STOCK

   There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 4 billion is allocated to Balanced Fund. Transactions in shares of common stock were as follows:


For the Year Ended                   Class A                    Class B                     Class C                  Class Y
   August 31, 1998:        -------------------------  --------------------------  --------------------------  ----------------------
                              Shares       Amount        Shares        Amount       Shares         Amount      Shares       Amount
                           -----------   -----------  -----------    -----------  -----------    -----------  ---------    ---------
Shares sold ..............   1,263,207   $15,579,179    1,298,840    $16,390,056      980,331    $12,228,828     15,473    $194,752
Shares repurchased .......  (1,907,300)  (23,733,561)    (354,528)    (4,507,312)    (486,939)    (6,049,297)       (21)       (253)
Dividends reinvested .....   2,052,585    22,750,251      215,129      2,429,905      101,409      1,127,879         65         803
Shares converted from
  Class B to Class A .....     661,504     8,252,506     (650,161)    (8,252,506)          --             --         --          --
                           -----------   -----------  -----------    -----------  -----------    -----------  ---------    ---------
Net increase .............   2,069,996   $22,848,375      509,280     $6,060,143      594,801     $7,307,410     15,517    $195,302
                           ===========   ===========  ===========    ===========  ===========    ===========  =========    =========


For the Year Ended
   August 31, 1997:                 Class A                    Class B                     Class C
                           -------------------------  --------------------------  --------------------------
                             Shares        Amount       Shares         Amount       Shares         Amount
                           -----------   -----------  -----------    -----------  -----------    -----------
Shares sold ..............     211,758    $2,447,467      223,601     $2,588,152      125,122     $1,435,555
Shares repurchased .......  (2,662,267)  (29,771,297)    (436,949)    (4,978,057)    (145,940)    (1,653,928)
Dividends reinvested .....     978,372    10,584,456      112,620      1,234,648       40,580        439,343
Shares converted from
  Class B to Class A .....     250,416     2,755,806     (246,655)    (2,755,806)          --             --
                           -----------   -----------  -----------    -----------  -----------    -----------
Net increase (decrease) ..  (1,221,721) $(13,983,568)    (347,383)   $(3,911,063)      19,762       $220,970
                           ===========   ===========  ===========    ===========  ===========    ===========

                      This Page Intentionally Left Blank.

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                      Class A
                                                     ----------------------------------------------------------------------
                                                                                For the
                                                                                Six        For the
                                                         For the Years          Months     Year         For the Years Ended
                                                        Ended August 31,        Ended      Ended            February 28,
                                                     -----------------------    August 31, February 29, -------------------
                                                         1998         1997      1996 (2)      1996        1995       1994
                                                     --------       --------    --------    --------    --------    -------
Net asset value, beginning of period ..............  $  12.50       $  10.27    $  10.85     $  9.80    $  12.04    $ 11.54
                                                     --------       --------    --------    --------    --------    -------
Net investment income .............................      0.23++         0.23++      0.12 ++     0.27 ++     0.26       0.22
Net realized and unrealized gains (losses) from
  investments, futures and options ................      0.31++         2.79++     (0.12)++     1.84 ++    (1.07)      1.31
                                                     --------       --------    --------    --------    --------    -------
Net increase (decrease) from investment
  operations ......................................      0.54           3.02        0.00        2.11       (0.81)      1.53
                                                     --------       --------    --------    --------    --------    -------
Dividends from net investment income ..............     (0.22)         (0.24)      (0.10)      (0.31)      (0.23)     (0.25)
Distributions from net realized gains from
  investment transactions .........................     (1.55)         (0.55)      (0.48)      (0.75)      (1.20)     (0.78)
                                                     --------       --------    --------    --------    --------    -------
Total dividends and distributions to shareholders .     (1.77)         (0.79)      (0.58)      (1.06)      (1.43)     (1.03)
                                                     --------       --------    --------    --------    --------    -------
Net asset value, end of period ....................  $  11.27       $  12.50    $  10.27     $ 10.85    $   9.80    $ 12.04
                                                     ========       ========    ========    ========    ========    =======

Total investment return (1) .......................      4.69%         30.67%       0.03%      22.08%      (6.02)%    13.57%
                                                     ========       ========    ========    ========    ========    =======

Ratios/supplemental data:

Net assets, end of period (000's) .................  $182,362       $176,403    $157,525    $171,609    $174,761    $216,492
Expenses to average net assets ....................      1.26%          1.46%       1.34%*      1.29%       1.26%      1.21%
Net investment income to average net assets .......      1.88%          2.02%       2.19%*      2.55%       2.41%      1.74%
Portfolio turnover rate ...........................       190%           188%        103%        188%        107%        69%


----------

*    Annualized
++   Calculated using the average shares outstanding for the period
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                      Class B
                                                     ----------------------------------------------------------------------
                                                                                For the
                                                                                Six        For the
                                                         For the Years          Months     Year         For the Years Ended
                                                        Ended August 31,        Ended      Ended            February 28,
                                                     -----------------------    August 31, February 29, -------------------
                                                         1998         1997      1996 (2)      1996        1995       1994
                                                     --------       --------    --------    --------    --------    -------
Net asset value, beginning of period ..............  $  12.70       $  10.42    $  11.00    $   9.90    $  12.10    $ 11.56
                                                     --------       --------    --------    --------    --------    -------
Net investment income .............................      0.14++         0.14 ++     0.08 ++     0.19 ++     0.44       0.26
Net realized and unrealized gains (losses) from
  investments, futures and options ................      0.31++         2.84 ++    (0.11)++     1.86 ++    (1.32)      1.18
                                                     --------       --------    --------    --------    --------    -------
Net increase (decrease) from investment
  operations ......................................      0.45           2.98       (0.03)       2.05       (0.88)      1.44
                                                     --------       --------    --------    --------    --------    -------
Dividends from net investment income ..............     (0.12)         (0.15)      (0.07)      (0.20)      (0.12)     (0.12)
Distributions from net realized gains from
  investment transactions .........................     (1.55)         (0.55)      (0.48)      (0.75)      (1.20)     (0.78)
                                                     --------       --------    --------    --------    --------    -------
Total dividends and distributions to shareholders .     (1.67)         (0.70)      (0.55)      (0.95)      (1.32)     (0.90)
                                                     --------       --------    --------    --------    --------    -------
Net asset value, end of period ....................  $  11.48       $  12.70    $  10.42    $  11.00    $   9.90    $ 12.10
                                                     ========       ========    ========    ========    ========    =======
Total investment return (1) .......................      3.87%         29.70%      (0.30)%     21.20%      (6.68)%    12.62%
                                                     ========       ========    ========    ========    ========    =======

Ratios/supplemental data:
Net assets, end of period (000's) .................  $ 26,425       $ 22,768    $ 22,307    $ 26,627    $ 37,104    $ 83,178
Expenses to average net assets ....................      2.03%          2.22%       2.09%*      2.05%       1.98%       2.05%
Net investment income to average net assets .......      1.13%          1.27%       1.43%*      1.81%       1.60%       1.00%
Portfolio turnover rate ...........................       190%           188%        103%        188%        107%         69%


----------
*    Annualized
++   Calculated using the average shares outstanding for the period
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

FINANCIAL HIGHLIGHTS (concluded)

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                Class C                                  Class Y
                                                   ------------------------------------------------------------------   ----------
                                                                                                                         For the
                                                                             For the                                     Period
                                                                             Six       For the          For the         March 26,
                                                      For the Years         Months      Year          Years Ended         1998+
                                                     Ended August 31,       Ended       Ended         February 28,       through
                                                   --------------------   August 31,   February   -------------------   August 31,
                                                     1998        1997      1996 (2)    29, 1996     1995       1994        1998
                                                   --------    --------   ----------   --------   --------    -------   ----------
Net asset value, beginning of period ............  $  12.52    $  10.29    $  10.88    $   9.82    $  12.03    $ 11.54  $ 12.55
                                                   --------    --------    --------    --------    --------    -------  -------
Net investment income ...........................      0.14++      0.14++      0.08++      0.19++      0.19       0.14     0.11++
Net realized and unrealized gains (losses)
  from investments, futures and options .........      0.31++      2.80++     (0.12)++     1.84++     (1.07)      1.30    (1.28)++
                                                   --------    --------    --------    --------    --------    -------  -------
Net increase (decrease) from investment
  operations ....................................      0.45        2.94       (0.04)       2.03       (0.88)      1.44    (1.17)
                                                   --------    --------    --------    --------    --------    -------  -------
Dividends from net investment income ............     (0.14)      (0.16)      (0.07)      (0.22)      (0.13)     (0.17)   (0.11)
Distributions from net realized gains from
  investment transactions .......................     (1.55)      (0.55)      (0.48)      (0.75)      (1.20)     (0.78)     --
                                                   --------    --------    --------    --------    --------    -------  -------
Total dividends and distributions to
  shareholders ..................................     (1.69)      (0.71)      (0.55)      (0.97)      (1.33)     (0.95)   (0.11)
                                                   --------    --------    --------    --------    --------    -------  -------
Net asset value, end of period ..................  $  11.28    $  12.52    $  10.29    $  10.88    $   9.82    $ 12.03  $ 11.27
                                                   ========    ========    ========    ========    ========    =======  =======
Total investment return (1) .....................      3.89%      29.70%      (0.38)%     21.12%      (6.69)%    12.75%   (9.41)%
                                                   ========    ========    ========    ========    ========    =======  =======

Ratios/supplemental data:
Net assets, end of period (000's) ...............  $ 14,581    $  8,736    $  6,979    $  7,469    $  8,525    $12,916  $   175
Expenses to average net assets ..................      2.00%       2.21%       2.09%*      2.08%       2.01%      1.96%    0.89%*
Net investment income to average net assets .....      1.18%       1.27%       1.44%*      1.77%       1.62%      0.97%    2.48%*
Portfolio turnover rate .........................       190%        188%        103%        188%        107%        69%     190%


----------
*    Annualized
+    Commencement of issuance of shares
++   Calculated using the average shares outstanding for the period
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.
(2)  Fiscal year changed to August 31.

PAINEWEBBER BALANCED FUND

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of PaineWebber Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Balanced Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
October 26, 1998

PAINEWEBBER BALANCED FUND

TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 1998), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were taxable and are derived from the following sources:


Per Share Data:                                                              Class A    Class B    Class C    Class Y
                                                                             -------    -------    -------    -------
Net investment income* ...................................................   $0.2214    $0.1248    $0.1405    $0.1092
Short-term capital gains* ................................................    0.5276     0.5276     0.5276        -
Long-term capital gains** ................................................    1.0227     1.0227     1.0227        -
Percentage of ordinary income dividends qualifying for the dividends
   received deduction available to corporate shareholders ................     12.38%     12.38%     12.38%     12.38%


----------
*    Taxable as ordinary income
** The amount of long-term capital gains distributions taxed at a 28% rate is $0.6034 per share

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      This Page Intentionally Left Blank.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.             Mary C. Farrell
Chairman                           Meyer Feldberg
Margo N. Alexander                 George W. Gowen
Richard Q. Armstrong               Frederic V. Malek
Richard R. Burt                    Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander                 Mark A. Tincher
President                          Vice President
Victoria E. Schonfeld              Dennis L. McCauley
Vice President                     Vice President
Dianne E. O'Donnell                Susan P. Ryan
Vice President and Secretary       Vice President
Paul H. Schubert                   T. Kirkham Barneby
Vice President and Treasurer       Vice President


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019



This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

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PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.

BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P 500 Index Fund
o  Tax-Managed Equity Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
o  Aggressive Portfolio
o  Moderate Portfolio
o  Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND


            PaineWebber
 (Copyright) PaineWebber Incorporated
            Member SIPC


PaineWebber


BALANCED
FUND


ANNUAL REPORT


AUGUST 31, 1998